June 7, 2000


          LEXINGTON EMERGING MARKETS FUND, INC.

                     SUPPLEMENT TO
  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                   DATED MAY 1, 2000


  On June 7, 2000, Lexington Management Corporation ("LMC"), the Fund's investment adviser, assumed sole responsibilty for investment management of the Fund. Sratos Advisors, Inc. no longer provides portfolio management services to the Fund as sub-adviser. LMC's portfolio management team for the Fund consists of Richard T. Saler and Philip A. Schwartz.

  Richard T. Saler. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has fourteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

  Philip A. Schwartz, CFA. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has thirteen years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.